Exhibit 99.1

Verso to Combine 2019 Annual Meeting and Special Meeting of Stockholders

Combined Meeting Scheduled for January 31, 2020;

Stockholders of Record as of December 16, 2019 Entitled to Notice of and to Vote at the Combined Meeting

MIAMISBURG, Ohio — December 23, 2019 — Verso Corporation (NYSE: VRS) ("Verso" or the "Company") today announced that the 2019 annual meeting of stockholders of the Company, previously scheduled for January 21, 2020, has been rescheduled to January 31, 2020 in order to combine the matters to be voted on at the annual meeting with proposals related to the previously announced sale of our Androscoggin and Stevens Point mills to Pixelle Specialty Solutions LLC (“Pixelle”). The rescheduled annual meeting (the "Annual Meeting") will be held in New York, New York, on January 31, 2020, beginning at 10:00 a.m. (EST) at the location announced in the definitive proxy statement. Verso's stockholders of record at the close of business on December 16, 2019, will be entitled to notice of and to vote upon matters considered at the Annual Meeting.

At the Annual Meeting, among other things, stockholders will consider and vote on the election of seven directors for a term expiring at the next annual meeting of stockholders (to be held before the end of 2020) and to remain in office until their respective successors are elected and qualified. The Company's nominees are Dr. Robert K. Beckler, Paula H.J. Cholmondeley, Randy J. Nebel, Steven D. Scheiwe, Jay Shuster, Adam St. John and Nancy M. Taylor. Stockholders will also consider and vote on a proposal to approve the previously announced definitive agreement with Pixelle, dated November 11, 2019, pursuant to which Pixelle will acquire Verso’s Androscoggin Mill and Stevens Point Mill, subject to stockholder approval and other customary conditions to closing.

The definitive proxy statement and other important information related to the Combined Meeting, when available, can be found online at http://www.proxyvoting.com/VRS.

About Verso

Verso Corporation is the turn-to company for those looking to successfully navigate the complexities of paper sourcing and performance. A leading North American producer of specialty and graphic papers, packaging and pulp, Verso provides insightful solutions that help drive improved customer efficiency, productivity, brand awareness and business results. Verso's long-standing reputation for quality and reliability is directly tied to our vision to be a company with passion that is respected and trusted by all. Verso's passion is rooted in ethical business practices that demand safe workplaces for our employees and sustainable wood sourcing for our products. This passion, combined with our flexible manufacturing capabilities and an unmatched commitment to product performance, delivery and service, make Verso a preferred choice among commercial printers, paper merchants and brokers, converters, publishers and other end users. For more information, visit us online at versoco.com.

Forward-Looking Statements

In this press release, all statements that are not purely historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or “Securities Act,” and Section 21E of the Securities Exchange Act of 1934, as amended, or “Exchange Act.” Forward-looking statements may be identified by the words “believe,” “expect,” “anticipate,” “project,” “plan,” “estimate,” “intend” and other similar expressions. They include, for example, statements relating to our business and operating outlook; assessment of market conditions; and the growth potential of the industry in which we operate. Forward-looking statements are based on currently available business, economic, financial and other information and reflect management’s current beliefs, expectations and views with respect to future developments and their potential effects on us. Actual results could vary materially depending on risks and uncertainties that may affect us and our business. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the long-term structural decline and general softening of demand facing the paper industry; our exploration of strategic alternatives, including the possible sale or merger of our entire company or a material portion of our business and our ability to consummate any such strategic transactions, including the proposed sale of Verso’s Androscoggin Mill and Stevens Point Mill; the risk that the purchase agreement for the sale transaction would limit our ability to pursue other strategic alternatives to the sale transaction; the risk that the purchase agreement for the sale transaction might expose us to contingent liabilities; risks related to our ability to obtain stockholder approval for the sale transaction; the risk that the pending sale transaction could create unknown impacts on our future prospects; the risk that the amount of net proceeds that we would receive from the sale transaction is subject to uncertainties; the risk that stockholders are not guaranteed to receive any of the proceeds from the sale transaction; the risk that management could spend or invest the net proceeds from the sale transaction in ways against stockholders’ wishes; the risk that some of our executive officers might have interests in the sale transaction that might be in addition to, or different from, stockholders’ interests; the risk that our business following the sale transaction would be reduced and less diversified; the risk that we would be unable to compete with respect to certain specialty paper products for two years after the closing of the sale transaction; the risk that we may be unable to obtain governmental and regulatory approvals required for the sale transaction, or required governmental and regulatory approvals may delay the transaction or result in the imposition of conditions that could cause the parties to abandon the sale transaction; the risk that an event, change or other circumstances could give rise to the termination of the sale transaction; the risk that failure to consummate the sale transaction might materially and adversely affect our business, financial condition and results of operation; the risk that a condition to closing of the sale transaction may not be satisfied; the risk that we would be required to pay a termination fee or expense reimbursement if the purchase agreement for the sale transaction is terminated under specified circumstances, which might discourage third parties from submitting an alternative proposal; the timing to consummate the sale transaction; the risk that any announcement relating to the sale transaction could have adverse effects on the market price of Verso’s common stock; the risk of litigation related to the sale transaction; the risk of disruption from the sale transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on transaction-related issues; our adoption of a limited duration stockholder rights plan and its ability to delay or discourage a merger, tender offer or change of control; negative effects of a proxy contest and the actions of activist stockholders; developments in alternative media, which have and are expected to continue to adversely affect the demand for some of our key products, and the effectiveness of our responses to these developments; intense competition in the paper manufacturing industry; our dependence on a small number of customers for a significant portion of our business; any additional closure and other restructuring costs; our limited ability to control the pricing of our products or pass through increases in our costs to our customers; changes in the costs of raw materials and purchased energy; negative publicity, even if unjustified; any failure to comply with environmental or other laws or regulations, even if inadvertent; legal proceedings or disputes; any labor disputes; the Company’s ability to continue to execute and implement its strategic plan; the Company’s initiatives to improve its financial and operational performance and increase its growth and profitability; the Company’s future operational and financial performance, the effect that the election of Atlas/Blue Wolf’s nominees to the Company’s board of directors will have on the Company’s execution of its long-term plan and long-term stockholder value; the future effect of the Company’s strategic plan on its probability, growth and stockholder return; and the potential risks and uncertainties described in Part I, Item 1A, “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2018, as amended, Part I, Item 2, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Part II, Item 1A, “Risk Factors” of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, as such disclosures may be amended, supplemented or superseded from time to time by other reports we file with the Securities and Exchange Commission (the “SEC”), including subsequent annual reports on Form 10-K and quarterly reports on Form 10-Q. We assume no obligation to update any forward-looking statement made in this press release to reflect subsequent events or circumstances or actual outcomes.

Additional Information and Where to Find It

In connection with the solicitation of proxies concerning the matters to be considered at the Annual Meeting, including the proposed sale transaction, the Company expects to file a definitive proxy statement, WHITE proxy card and other materials with the SEC. WE URGE INVESTORS TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE ACCOMPANYING WHITE PROXY CARD, AND ANY OTHER MATERIALS FILED WITH THE SEC CAREFULLY AS THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING. Investors may obtain copies of these documents free of charge at the SEC’s website (www.sec.gov) and from the Company.

Participants in the Solicitation

The Company, its directors, executive officers and other persons related to the Company may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the Annual Meeting, including the proposed sale transaction. Information about the directors and executive officers of the Company and their ownership of Company common stock will be set forth in the proxy statement for the Annual Meeting. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will also be in the proxy statement for the Annual Meeting and other relevant materials to be filed with the SEC when such materials become available.

Media Contact:

Kathi Rowzie

Vice President, Communications and Public Affairs

(937) 528-3700

kathi.rowzie@versoco.com

Investor Contact:

(937) 528-3220

investor.relations@versoco.com

Additional Investor Contacts:

Bob Marese

MacKenzie Partners, Inc.

212-929-5500

Steve Frankel / Nick Lamplough / Ed Trissel

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449